                                                               Exhibit 10.34

To:             Allied Healthcare Group Limited
                as Parent for and on behalf of itself and the other Obligors
                (as defined in the Credit Agreement referred to below)

From:           Barclays Bank PLC
                as Agent for and on behalf of itself and the Banks
                (as defined in the Credit Agreement referred to below)

Date:           8th March 2004

Dear Sirs,

                  Credit Agreement dated 17 December 1999 between Allied
Healthcare Group Limited (the "Parent"), Allied Healthcare Holdings Limited
(formerly Transworld Healthcare (UK) Limited) (the "Original Borrower"),
Barclays Bank PLC as Agent and Security Agent, the Banks named therein as Banks and others (as amended, varied or restated from time to time, the "Credit
Agreement")

                  1. Terms defined in the Credit Agreement shall have the same meaning in this letter and the principles of construction set out in the Credit
Agreement shall have effect as if set out in this Letter. References to clauses in this Letter shall be to clauses in the Credit Agreement.

                  2. We refer to your letter dated 13 February 2003, which sets out the details of and requests the consent of the Agent to certain changes in
Clause 22.1 (Financial Covenants).

                  3. In this letter, "Effective Date" means the date on which the Agent notified the Parent that it has received (or otherwise waived in writing the right to receive) each of the documents listed in paragraph 5 below, in a form and substance satisfactory to the Agent.

                  4. With effect from the Effective Date:

                     (a) The table in Clause 22.1.5 (Total Net Debt Cover Ratio)
will be replaced with the following:

                                  -----------------------------------------------------------------------------------
                                  COLUMN 1                                                        COLUMN 2
                                  RELEVANT PERIOD (ENDING ON)                                  RATIO (TO 1.0)
                                  -----------------------------------------------------------------------------------

                                  1 October 2000 - 30 September 2001                                4.25
                                  -----------------------------------------------------------------------------------
                                  1 January 2001 - 31 December 2001                                 4.25
                                  -----------------------------------------------------------------------------------
                                  1 April 2001 - 31 March 2002                                      4.25
                                  -----------------------------------------------------------------------------------
                                  1 July 2001 - 30 June 2002                                        4.25
                                  -----------------------------------------------------------------------------------

                                  -----------------------------------------------------------------------------------
                                  COLUMN 1                                                        COLUMN 2
                                  RELEVANT PERIOD (ENDING ON)                                  RATIO (TO 1.0)
                                  -----------------------------------------------------------------------------------

                                  1 October 2001 - 30 September 2002                                4.25
                                  -----------------------------------------------------------------------------------
                                  1 January 2002 - 31 December 2002                                 4.25
                                  -----------------------------------------------------------------------------------
                                  1 April 2002 - 31 March 2003                                      4.25
                                  -----------------------------------------------------------------------------------
                                  1 July 2002 - 30 June 2003                                        4.25
                                  -----------------------------------------------------------------------------------
                                  1 October 2002 - 30 September 2003                                3.50
                                  -----------------------------------------------------------------------------------
                                  1 January 2003 - 31 December 2003                                 3.50
                                  -----------------------------------------------------------------------------------
                                  1 April 2003 - 31 March 2004                                      3.50
                                  -----------------------------------------------------------------------------------
                                  1 July 2003 - 30 June 2004                                        3.50
                                  -----------------------------------------------------------------------------------
                                  1 October 2003 - 30 September 2004                                3.00
                                  -----------------------------------------------------------------------------------
                                  1 January 2004 - 31 December 2004                                 3.00
                                  -----------------------------------------------------------------------------------
                                  1 April 2005 - 31 March 2005                                      2.75
                                  -----------------------------------------------------------------------------------
                                  1 July 2005 - 30 June 2005                                        2.75
                                  -----------------------------------------------------------------------------------
                                  1 October 2005 - 30 September 2005                                2.50
                                  -----------------------------------------------------------------------------------
                                  Each 12-month period ending on a Quarter Date                     2.50
                                  falling after 30 September 2005
                                  -----------------------------------------------------------------------------------

                     (b) the table in Clause 22.1.6 (Total Net Senior Debt Cover
Ratio) will be replaced with the following:

                                  -----------------------------------------------------------------------------------
                                  COLUMN 1                                                        COLUMN 2
                                  RELEVANT PERIOD (ENDING ON)                                  RATIO (TO 1.0)
                                  -----------------------------------------------------------------------------------

                                  1 January 2001 - 31 December 2001                                 3.75
                                  -----------------------------------------------------------------------------------
                                  1 Apri1 2001 - 31 March 2002                                      3.75
                                  -----------------------------------------------------------------------------------
                                  1 July 2001 - 30 June 2002                                        3.75
                                  -----------------------------------------------------------------------------------

                                       2

                                  -----------------------------------------------------------------------------------
                                  COLUMN 1                                                        COLUMN 2
                                  RELEVANT PERIOD (ENDING ON)                                  RATIO (TO 1.0)
                                  -----------------------------------------------------------------------------------

                                  1 October 2001 - 30 September 2002                                3.75
                                  -----------------------------------------------------------------------------------
                                  1 January 2002 - 31 December 2002                                 3.75
                                  -----------------------------------------------------------------------------------
                                  1 April 2002 - 31 March 2003                                      3.75
                                  -----------------------------------------------------------------------------------
                                  1 July 2002 - 30 June 2003                                        3.75
                                  -----------------------------------------------------------------------------------
                                  1 October 2002 - 30 September 2003                                3.00
                                  -----------------------------------------------------------------------------------
                                  1 January 2003 - 31 December 2003                                 3.00
                                  -----------------------------------------------------------------------------------
                                  1 April 2003 - 31 March 2004                                      3.00
                                  -----------------------------------------------------------------------------------
                                  1 July 2003 - 30 June 2004                                        3.00
                                  -----------------------------------------------------------------------------------
                                  1 October 2003 - 30 September 2004                                2.50
                                  -----------------------------------------------------------------------------------
                                  1 January 2004 - 31 December 2004                                 2.50
                                  -----------------------------------------------------------------------------------
                                  1 April 2005 - 31 March 2005                                      2.25
                                  -----------------------------------------------------------------------------------
                                  1 July 2005 - 30 June 2005                                        2.25
                                  -----------------------------------------------------------------------------------
                                  1 October 2005 - 30 September 2005                                2.00
                                  -----------------------------------------------------------------------------------
                                  Each 12-month period ending on a Quarter Date                     2.00
                                  falling after 30 September 2005
                                  -----------------------------------------------------------------------------------

                  5. The Parent undertakes that it shall deliver the following, on or prior to the Effective Date, to the Agent:

                     (a) a fee letter provided by the Agent duly acknowledged by the Parent;

                     (b) a duly executed board resolution of the Parent
approving the execution, delivery and performance of this Letter and the terms and conditions hereof and authorizing a named person or persons to sign this
Letter and any documents to be delivered by the Parent pursuant hereto; and

                                       3

                     (c) a certificate of a director or the secretary of the
Parent setting out the names and signatures of the persons authorized to sign, on behalf of the Parent, this Letter and any documents to be delivered by the
Parent pursuant hereto.

                  6. Save as expressly provided in paragraph 4 above, the
provisions of the Finance Documents shall continue in full force and effect and the Parent, on behalf of itself and the other Obligors, agrees that this letter shall not operate as a waiver of any right, power or remedy any Finance Party may have under the Finance Documents.

                  7. On the date of completion of the Acquisition, the Parent confirms, in relation to each Obligor that:

                     (a) the Repeated Representations shall be deemed to be
repeated; and

                     (b) no Event of Default or Potential Event of Default has
occurred and none are continuing.

                  8. The Parent shall reimburse the Agent for all legal costs and expenses incurred by it together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Letter and any other document referred to or contemplated by this Letter.

                  9. This letter may be executed in any number of
counterparts, all of which taken together constitute one and the same instrument.

                  10. This letter shall be governed by and construed in
accordance with English law.

Yours faithfully,

/s/ signature illegible
--------------------------------
for and on behalf of
BARCLAYS BANK PLC
(as Agent)

We accept and agree to the terms of this letter.

/s/ Charles Murphy                                              15 March 03
------------------                                              -----------
for and on behalf of                                            Dated
ALLIED HEALTHCARE GROUP LIMITED
(as Parent for and on behalf of itself and the other Obligors)

                                       4